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                                                                     Exhibit 4.3

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     WHEREAS, on or about March 25, 1997, JON A. DARMSTADTER, a sole proprietor doing business as WATER POUCH ("Assignor"), assigned, transferred and conveyed to THE CHILDREN'S BEVERAGE GROUP, INC., a Delaware corporation ("Assignee"), all of his right, title and interest in and to all of the operating assets used in the conduct of the business of WATER POUCH (the "Transferred Assets"), subject to all of his obligations and liabilities relating thereto, in consideration of the issuance to the Assignor of 9,000,000 shares of the Common Stock, $0.0001 par value per share, of the Assignee; and

     WHEREAS, the assignment of the Transferred Assets was not documented with a written agreement at the time of the assignment, and the parties to the assignment wish to document said assignment in writing at this time;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Assignor hereby confirms the assignment, transfer and conveyance to the Assignee of all of the Assignor's right, title and interest in and to the Transferred Assets, effective as of March 25, 1997.

     The Assignee hereby confirms its acceptance of the foregoing assignment of the Transferred Assets and its assumption of all of Assignor's obligations and liabilities relating thereto, without exception.

     Assignor confirms that at the time of the assignment, he was the lawful owner of the Transferred Assets and that he had the right to transfer and assign them to the Assignee.

     The Assignor covenants and agrees that he will execute and deliver all further documents and take all other actions that may be reasonably necessary or appropriate in order to fully document the assignment, transfer and conveyance of the Transferred Assets to the Assignee.

     IN WITNESS WHEREOF, the undersigned have executed this Assignment and Assumption Agreement as of January 11, 1999.

ASSIGNOR:                                  ASSIGNEE:

                                           THE CHILDREN'S BEVERAGE GROUP, INC.,
                                           a Delaware corporation

/s/ Jon A. Darmstadter                     By: /s/ Jon A. Darmstadter, President
-------------------------------------          ---------------------------------
Jon A. Darmstadter, a sole proprietor              Jon A. Darmstadter, President
doing business as WATER POUCH